EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 21, 1998 in Amendment No. 2 to the Registration Statement (Form SB-2) and the related Prospectus of American Electromedics Corp. for the registration of 7,099,134 shares of its common stock and 50,000 of its common stock purchase warrants.


                                        /s/  Ernst & Young LLP


Manchester, New Hampshire
January 14, 1999

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